                          [PHOTO OF WOMAN AND 3 KIDS]
                                                                          [LOGO]

ANNUAL REPORT

THE STRONG
DISCOVERY
FUND II

INVESTMENT REVIEW
     The Strong Discovery Fund II .........................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities ................................4
     Statement of Assets and Liabilities ..................................6
     Statement of Operations ..............................................6
     Statements of Changes in Net Assets ..................................7
     Notes to Financial Statements ........................................8

FINANCIAL HIGHLIGHTS .....................................................11
REPORT OF INDEPENDENT ACCOUNTANTS ........................................11

Annual Report - December 31, 1999


-------------------------------------------------------------------------------

                          THE STRONG DISCOVERY FUND II

                         Perspectives from the Managers


/s/ Richard S. Strong                         /s/ Chip Paquelet
Richard S. Strong                             Chip Paquelet
Portfolio Co-Manager                          Portfolio Co-Manager

In our mid-year report, we reviewed the reasons behind the Strong Discovery Fund II's poor first-half return. We also outlined a course of action to improve the Fund's performance. We are pleased to report that the changes we made--most of which were implemented by October--have provided encouraging results.

For example, the Strong Discovery Fund II gained 26.02% in the fourth quarter. This compared favorably with the Russell 2000 benchmark, which rose 18.44% for the same period.

The key adjustment to the portfolio we outlined last summer was to increase the Fund's exposure to the most rapidly growing companies and sectors of the economy--which meant increasing our exposure to technology. It became obvious to us that our valuation disciplines needed to be updated to adapt to the rapid and ever-changing growth this part of the market offers. Previously, we had allowed our valuation work to disqualify too many of the promising technology investments we researched for the Fund. While we haven't abandoned our disciplines by any means, we have revised them to allow us to mine the opportunities this sector offers to investors.

At the close of the year, 45.2% of the Fund was invested in technology, up from 23.4% at

-------------------------------------------------------------------------------

[SIDENOTE]

FUND HIGHLIGHTS

- The Strong Discovery Fund II returned 5.09% in 1999, while the Russell 2000-Registered Trademark- Index returned 21.26%.*

- As of December 31, 1999, the Fund was invested in companies with an expected earnings growth rate of 24.3%.(2)

- Technology stocks have grown to 45.2% of the portfolio, up from 23.4% as of June 30, 1999.

-------------------------------------------------------------------------------
[SIDENOTE]

                         AVERAGE ANNUAL TOTAL RETURNS(1)

                                 AS OF 12-31-99


                             1-year         5.09%

                             3-year         7.88%

                             5-year        11.35%

                    Since Inception        10.54%
                        (on 5-8-92)

-------------------------------------------------------------------------------
[SIDENOTE]
                          FIVE LARGEST STOCK HOLDINGS

                                 AS OF 12-31-99


                      SECURITY           % OF NET ASSETS

                      Pinnacle Holdings, Inc.       3.1%

                      Oracle Systems Corporation    2.8%

                      Central Garden & Pet Company  2.6%

                      AMFM Incorporated             2.4%

                      Microsoft Corporation         2.3%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.
-------------------------------------------------------------------------------
[SIDENOTE]

THE STRONG DISCOVERY FUND II POSTED A RETURN OF 5.09% FOR 1999. THIS PERFORMANCE REFLECTS A POOR START TO THE YEAR, FOLLOWED BY A STRONG FINISH.

-------------------------------------------------------------------------------

(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.
(2) Earnings growth has been estimated on an annual basis for a projected five-year period. The Discovery Fund II's earnings growth estimate has been generated from our own analysis of the portfolio's individual securities as of December 31, 1999. The earnings growth projection for the S&P 500 has been based on a consensus of earnings estimates from six Wall Street investment firms as shown by Bloomberg dated December 31, 1999.

mid-year. While the technology sector's performance may not always be sustainable, this reallocation was the main reason behind the Fund's improved performance.

While we are encouraged by our recent results, we are acutely aware that more needs to be done to restore Discovery II's performance to the high standards our shareholders expect and deserve. We will keep you posted.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            FROM 5-8-92 TO 12-31-99

[GRAPH]

                                                                             LIPPER
                      THE STRONG                                             MID-CAP
                       DISCOVERY     RUSSEL 2000-Registered Trademark-     VALUE FUNDS
                        FUND II        INDEX*                                 INDEX*
                      ------------   ------------                          -----------
 04-92                 $ 10,000        $ 10,000                             $ 10,000
 12-92                 $ 10,887        $ 11,377                             $ 10,918
 12-93                 $ 13,285        $ 13,525                             $ 12,432
 12-94                 $ 12,569        $ 13,278                             $ 12,269
 12-95                 $ 17,001        $ 17,056                             $ 15,173
 12-96                 $ 17,138        $ 19,870                             $ 18,195
 12-97                 $ 19,090        $ 24,313                             $ 22,319
 12-98                 $ 20,476        $ 23,694                             $ 21,934
 12-99                 $ 21,518        $ 28,731                             $ 24,552

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000-Registered Trademark- Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize time periods, the indexes' performance was prorated for the month of May 1992.

-------------------------------------------------------------------------------

[SIDENOTE]
YOUR FUND'S HIGHLIGHTS

THE STRONG DISCOVERY FUND II SEEKS TO PROVIDE INVESTORS WITH CAPITAL GROWTH, A GOAL THE MANAGERS PURSUE BY INVESTING PRIMARILY IN SMALLER- AND MEDIUM-SIZE COMPANIES. THEIR INVESTMENT APPROACH COMBINES NUMBER-CRUNCHING ANALYSIS WITH DIRECT RESEARCH, INCLUDING ON-SITE VISITS. THROUGH FREQUENT DISCUSSIONS WITH MANAGEMENT, SUPPLIERS, CUSTOMERS, AND COMPETITORS, THE MANAGERS BELIEVE THEY CAN IDENTIFY VITAL ASPECTS OF COMPANIES THAT ARE NOT REFLECTED IN A COMPUTER DATABASE OR HISTORICAL FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

[SIDENOTE]
MARKET HIGHLIGHTS

- Technology stocks posted spectacular returns in 1999, while most other sectors of the market produced flat, or even negative, returns.

- Large-cap and technology valuations are at historically high levels, while small-cap valuations remain reasonable.

- The U.S. economy remains remarkably healthy in spite of higher interest rates and tight labor conditions.

-------------------------------------------------------------------------------
* The Russell 2000-Registered Trademark- Index is an unmanaged index generally representative of the U.S. market for small-capitalization stocks. The Lipper Mid-Cap Value Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                         December 31, 1999
-------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
-------------------------------------------------------------------------------

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 86.4
BANK - MONEY CENTER 0.8%
Citigroup, Inc.                                           23,300   $  1,294,606

BROKERAGE & INVESTMENT MANAGEMENT 0.6%
Waddell & Reed Financial, Inc. Class A                    33,550        910,044

COMMERCIAL SERVICE 4.3%
Coinmach Laundry Corporation (b)                         274,650      2,918,156
The Hertz Corporation (b)                                 21,550      1,080,194
ITT Educational Services, Inc.                           105,300      1,625,569
Lamar Advertising Company (b)                              5,300        320,981
Valassis Communications, Inc. (b)                         14,450        610,512
                                                                   ------------
                                                                      6,555,412
COMPUTER - MAINFRAME 2.8%
Dell Computer Corporation (b)                             20,100      1,025,100
Hewlett-Packard Company                                   12,400      1,412,825
International Business Machines Corporation               16,625      1,795,500
                                                                   ------------
                                                                      4,233,425
COMPUTER - Peripheral Equipment 3.6%
EMC Communications Corporation (b)                        21,500      2,348,875
Lexmark International Group, Inc. Class A (b)             11,500      1,040,750
Microchip Technology, Inc. (b)                            16,750      1,146,328
Network Appliance, Inc. (b)                                3,200        265,800
SanDisk Corporation (b)                                    7,300        702,625
                                                                   ------------
                                                                      5,504,378
COMPUTER SERVICE 0.9%
CSG Systems International, Inc. (b)                        5,900        235,262
Pierce Leahy Corporation (b)                              24,350      1,053,138
                                                                   ------------
                                                                      1,288,400
COMPUTER SOFTWARE 8.3%
Business Objects SA Sponsored ADR (b)                      2,800        374,150
Cabletron Systems, Inc. (b)                               30,775        800,150
Cisco Systems, Inc. (b)                                   31,350      3,358,369
Microsoft Corporation (b)                                 29,900      3,490,825
Oracle Systems Corporation (b)                            37,800      4,235,962
TIBCO Software, Inc. (b)                                   2,000        306,000
                                                                   ------------
                                                                     12,565,456
COMPUTER SYSTEMS 0.8%
Psion PLC                                                 26,300      1,148,658

CONSUMER - MISCELLANEOUS 0.0%
Carriage Services, Inc. Class A (b)                        2,000         11,875

DIVERSIFIED OPERATIONS 0.4%
Agilent Technologies, Inc. (b)                             6,900        533,456

ELECTRICAL EQUIPMENT 0.5%
Methode Electronics, Inc. Class A                         25,600        822,400

ELECTRONIC PARTS DISTRIBUTION 0.5%
Kent Electronics Corporation (b)                          36,475        829,806

ELECTRONIC PRODUCTS - MISCELLANEOUS 0.5%
Rayovac Corporation (b)                                   42,700        805,962

ELECTRONICS - MISCELLANEOUS COMPONENTS 0.5%
Vishay Intertechnology, Inc. (b)                          23,100        730,538

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 0.3%
Applied Materials, Inc. (b)                                4,150        525,753

ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.1%
Atmel Corporation (b)                                     26,800       $792,275
Intel Corporation                                         17,950      1,477,509
Rambus, Inc. (b)                                           5,400        364,162
SDL, Inc. (b)                                              5,950      1,297,100
Texas Instruments, Inc.                                    8,600        833,125
                                                                   ------------
                                                                      4,764,171
FINANCE - MISCELLANEOUS 0.2%
NOVA Corporation (b)                                      11,500        362,969

Healthcare - Biomedical/Genetic 1.6%
Abgenix, Inc. (b)                                          2,300        304,750
Medimmune, Inc. (b)                                        3,500        580,562
Neurocrine Biosciences, Inc. (b)                          62,600      1,549,350
                                                                   ------------
                                                                      2,434,662
HEALTHCARE - DRUG/DIVERSIFIED 0.4%
Jones Medical Industries, Inc.                            12,262        532,631

HEALTHCARE - MEDICAL SUPPLY 1.4%
Priority Healthcare Corporation Class B (b)               13,800        399,338
Sybron International Corporation (b)                      71,400      1,762,687
                                                                   ------------
                                                                      2,162,025
INSURANCE - LIFE 0.6%
Protective Life Corporation                               26,700        849,394

INTERNET - E*COMMERCE 3.2%
Amazon.com, Inc. (b)                                       4,700        357,788
DoubleClick, Inc. (b)                                     12,875      3,258,180
Internet Capital Group, Inc. (b)                           3,300        561,000
Stamps.com, Inc. (b)                                      17,100        711,787
                                                                   ------------
                                                                      4,888,755
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 5.1%
Alloy Online, Inc. (b)                                    73,200      1,152,900
America Online, Inc. (b)                                  32,900      2,481,894
USinternetworking, Inc. (b)                               29,700      2,075,287
Yahoo! Inc. (b)                                            4,780      2,068,246
                                                                   ------------
                                                                      7,778,327
INTERNET - NETWORK SECURITY/SOLUTIONS 0.2%
Juniper Networks, Inc. (b)                                 1,175        399,500

INTERNET - SOFTWARE 2.0%
Ariba, Inc. (b)                                            6,100      1,081,988
Vignette Corporation (b)                                  11,750      1,915,250
                                                                   ------------
                                                                      2,997,238
LEISURE PRODUCT 0.5%
SCP Pool Corporation (b)                                  29,937        776,491

LEISURE SERVICE 1.2%
Bally Total Fitness Holding Corporation (b)               31,450        839,322
Park Place Entertainment Corporation (b)                  72,600        907,500
                                                                   ------------
                                                                      1,746,822
MACHINE TOOL 0.5%
Applied Power, Inc.                                       21,300        782,775

MACHINERY - CONSTRUCTION & MINING 1.0%
Oshkosh Truck Corporation                                 53,850      1,578,478

MEDIA - CABLE TV 0.3%
Adelphia Communications Corporation Class A (b)            6,600        433,125

MEDIA - RADIO/TV 9.5%
AMFM, Inc. (b)                                            46,500      3,638,625
CBS Corporation (b)                                        6,600        421,987
Clear Channel Communications, Inc. (b)                    26,900      2,400,825
Emmis Broadcasting Corporation Class A (b)                14,275      1,779,245
Infinity Broadcasting Corporation Class A (b)             93,950      3,399,816
Viacom International, Inc. (b)                            47,150      2,849,628
                                                                   ------------
                                                                     14,490,126

4

-------------------------------------------------------------------------------
STRONG DISCOVERY FUND II (continued)

                                                        Shares or
                                                        Principal      Value
                                                         Amount       (Note 2)
-------------------------------------------------------------------------------
OIL - NORTH AMERICAN EXPLORATION & PRODUCTION  2.7%
Devon Energy Corporation                                  23,900       $785,713
Ocean Energy, Inc. (b)                                   252,500      1,956,875
Union Pacific Resources Group, Inc.                      100,800      1,285,200
                                                                   ------------
                                                                      4,027,788
OIL WELL EQUIPMENT & SERVICE 3.7%
BJ Services Company (b)                                   33,300      1,392,356
Cooper Cameron Corporation (b)                            14,500        709,594
Marine Drilling Companies, Inc. (b)                       26,800        601,325
Nabors Industries, Inc. (b)                               53,500      1,655,156
Noble Drilling Corporation (b)                            40,100      1,313,275
                                                                   ------------
                                                                      5,671,706
PERSONAL & COMMERCIAL LENDING 0.1%
Household International, Inc.                              5,200        193,700

RAILROAD 0.2%
Wisconsin Central Transportation Corporation (b)          20,600        276,813

REAL ESTATE 3.1%
Pinnacle Holdings, Inc. (b)                              110,450      4,680,319

RETAIL - SPECIALTY 6.1%
Central Garden & Pet Company (b)                         382,900      3,972,587
Insight Enterprises, Inc. (b)                             20,600        836,875
Movie Gallery, Inc. (b)                                  140,725        606,877
Regis Corporation                                         70,412      1,329,027
Rent-A-Center, Inc. (b)                                   22,075        437,361
Sunglass Hut International, Inc. (b)                     186,600      2,099,250
                                                                   ------------
                                                                      9,281,977
SAVINGS & LOAN 1.2%
TCF Financial Corporation                                 72,400      1,800,950

TELECOMMUNICATION EQUIPMENT 4.2%
CIENA Corporation (b)                                      2,100        120,750
Ericsson (LM) Telephone Company ADR Class B               12,150        798,103
JDS Uniphase Corporation (b)                               3,300        532,331
Lucent Technologies, Inc.                                 17,100      1,279,294
Motorola, Inc.                                             4,600        677,350
Nokia Corporation Sponsored ADR                           12,925      2,455,750
Tut Systems, Inc. (b)                                      8,600        461,175
                                                                   ------------
                                                                      6,324,753
TELECOMMUNICATIONS - CELLULAR 5.8%
Microcell Telecommunications, Inc. (b)                    96,750      3,180,656
Millicom International Cellular SA (b)                    53,500      3,337,063
NTT Mobile Communication Network, Inc.                        15        576,754
Powertel, Inc. (b)                                         4,375        439,141
Vodafone AirTouch PLC Sponsored ADR                       26,525      1,312,987
                                                                   ------------
                                                                      8,846,601
TELECOMMUNICATIONS - SERVICES 3.5%
Globalstar Telecommunications, Ltd. (b)                    5,350        235,400
MediaOne Group, Inc. (b)                                  20,000      1,536,250
Nextel Communications, Inc. Class A (b)                    3,700        381,563
Sonera Corporation Sponsored ADR (b)                      27,300      1,890,525
Sonera Group PLC                                          18,100      1,239,095
                                                                   ------------
                                                                      5,282,833
TELEPHONE 0.2%
Broadwing, Inc.                                           10,000        368,750
-------------------------------------------------------------------------------
Total Common Stocks (Cost $109,474,215)                             131,493,848
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 3.3%
COMMERCIAL PAPER 1.1%
INTEREST BEARING, DUE UPON DEMAND
Pitney Bowes Credit Corporation, 6.10                    566,400    $   566,400
Warner Lambert Company, 6.08%                            727,600        727,600
Wisconsin Electric Power Company, 6.04%                  425,500        425,500
                                                                    -----------
                                                                      1,719,500
REPURCHASE AGREEMENTS 2.2%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds $3,400,779);
  Collateralized by: U.S. Government & Agency
  Issues (c)                                           3,400,000      3,400,000

-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,119,500)                        5,119,500
-------------------------------------------------------------------------------

Total Investments in Securities (Cost $114,593,715) 89.7%           136,613,348
Other Assets and Liabilities, Net 10.3%                              15,702,334
-------------------------------------------------------------------------------
NET ASSETS 100.0%                                                  $152,315,682
===============================================================================


WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------

                                                       Contracts       Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                    --     $       --
Options written during the period                          1,515        608,278
Options closed                                            (1,479)      (561,745)
Options expired                                               --             --
Options exercised                                            (36)       (46,533)
                                                        ---------    ----------
Options outstanding at end of period                          --     $       --
                                                        =========    ==========


Closed and exercised options resulted in a capital loss of $738,565.

LEGEND
-------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Non-income producing security.
(c)  See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.

                        See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
December 31, 1999

                                                                                  Strong
                                                                             Discovery Fund II
                                                                             -----------------
ASSETS:
   Investments in Securities, at Value (Cost of $114,593,715)                  $136,613,348
   Receivable for Securities Sold                                                15,870,615
   Dividends and Interest Receivable                                                 23,089
   Other Assets                                                                       5,364
                                                                               -------------
   Total Assets                                                                 152,512,416

LIABILITIES:
   Payable for Securities Purchased                                                 163,064
   Accrued Operating Expenses and Other Liabilities                                  33,670
                                                                               -------------
   Total Liabilities                                                                196,734
                                                                               -------------
NET ASSETS                                                                     $152,315,682
                                                                               =============

NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                               $143,666,423
   Accumulated Net Realized Loss                                                (13,370,374)
   Net Unrealized Appreciation                                                   22,019,633
                                                                               -------------
   NET ASSETS                                                                  $152,315,682
                                                                               =============
Capital Shares Outstanding (Unlimited Number Authorized)                         13,389,404

NET ASSET VALUE PER SHARE                                                            $11.38
                                                                               =============

STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
For the Year Ended December 31, 1999

                                                                                  Strong
                                                                             Discovery Fund II
                                                                             -----------------
INCOME:
   Dividends (net of foreign withholding taxes of $797)                       $     784,640
   Interest                                                                         260,467
                                                                               -------------
   Total Income                                                                   1,045,107

EXPENSES:
   Investment Advisory Fees                                                       1,504,453
   Custodian Fees                                                                    53,136
   Shareholder Servicing Costs                                                      225,299
   Other                                                                             23,333
                                                                               -------------
   Total Expenses before Fees Paid Indirectly by Advisor                          1,806,221
   Fees Paid Indirectly by Advisor (Note 3)                                         (89,415)
                                                                               -------------
   Expenses, Net                                                                  1,716,806
                                                                               -------------
NET INVESTMENT LOSS                                                                (671,699)

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Loss on:
      Investments                                                                (2,922,750)
      Futures Contracts and Options                                              (6,515,894)
                                                                               -------------
      Net Realized Loss                                                          (9,438,644)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                                12,302,302
      Futures Contracts                                                            (223,155)
                                                                               -------------
      Net Change in Unrealized Appreciation/Depreciation                         12,079,147
                                                                               -------------
NET GAIN ON INVESTMENTS                                                           2,640,503
                                                                               -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $  1,968,804
                                                                               =============

                        See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                                              Strong Discovery Fund II
                                                                          -------------------------------
                                                                           Year Ended        Year Ended
                                                                          Dec. 31, 1999     Dec. 31, 1998
                                                                          -------------     -------------
OPERATIONS:
   Net Investment Loss                                                       ($671,699)         ($591,479)
   Net Realized Gain (Loss)                                                 (9,438,644)        22,745,346
   Net Change in Unrealized Appreciation/Depreciation                       12,079,147         (8,638,452)
                                                                          -------------     -------------
   Net Increase in Net Assets Resulting from Operations                      1,968,804         13,515,415
DISTRIBUTIONS FROM NET REALIZED GAINS                                      (23,035,922)        (3,179,809)
CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                                55,192,976         71,710,705
   Proceeds from Reinvestment of Distributions                              23,027,653          3,178,862
   Payment for Shares Redeemed                                            (101,010,358)      (102,946,444)
                                                                          -------------     -------------
   Net Decrease in Net Assets from Capital Share Transactions              (22,789,729)       (28,056,877)
                                                                          -------------     -------------
TOTAL DECREASE IN NET ASSETS                                               (43,856,847)       (17,721,271)
NET ASSETS:
   Beginning of Year                                                       196,172,529        213,893,800
                                                                          -------------     -------------
   End of Year                                                            $152,315,682       $196,172,529
                                                                          =============     =============

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                                      5,166,159          5,844,176
   Issued in Reinvestment of Distributions                                   2,431,642            241,739
   Redeemed                                                                 (9,626,939)        (8,445,910)
                                                                          -------------     -------------
   Net Decrease in Shares of the Fund                                       (2,029,138)        (2,359,995)
                                                                          =============     =============


                                                                                           7


                                                  See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999

1.   Organization
     The Strong Discovery Fund II is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1999, approximately 96% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

          Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks-- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

          Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options-- The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements-- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

3.   Related Party Transactions
     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Fund and are reported as Fees Paid Indirectly by Advisor in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees for the year then ended, were $17,596, $225,324 and $3,086, respectively.

4.   Line of Credit
     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   Investment Transactions
     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $344,291,164 and $397,536,230, respectively. There were no purchases or sales of long-term government securities during the year ended December 31, 1999.

     -------------------------------------------------------------------------
     December 31, 1999

     6.  Income Tax Information
         At December 31, 1999, the cost of investments in securities for federal income tax purposes was $117,599,975. Net unrealized appreciation of securities was $19,013,373, consisting of gross unrealized appreciation and depreciation of $26,767,802 and $7,754,429, respectively. The Fund had a capital loss carryover of $9,863,130 which expires in 2007.

         During the year ended December 31, 1999, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $10,818,017 (unaudited).

         For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1999 which is designated as qualifying for the dividends-received deduction is 0.0% (unaudited).

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
STRONG DISCOVERY FUND II
------------------------------------------------------------------------------

                                                                                                     Year Ended
                                                                                  -------------------------------------------------
                                                                                      Dec. 31, Dec. 31, Dec. 31,  Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                                              1999     1998     1997      1996    1995
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                   $12.72   $12.03   $10.80    $13.44  $10.07
Income From Investment Operations:
   Net Investment Loss                                                                  (0.05)   (0.04)   (0.09)    (0.05)  (0.03)
   Net Realized and Unrealized Gains on Investments                                      0.36     0.92     1.32      0.04    3.58
-----------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                                      0.31     0.88     1.23     (0.01)   3.55
Less Distributions:
   From Net Investment Income                                                              --       --       --        --      --
   In Excess of Net Investment Income                                                      --       --       --     (1.05)   (0.18)
   From Net Realized Gains                                                              (1.65)   (0.19)      --     (1.58)     --
-----------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                  (1.65)   (0.19)      --     (2.63)   (0.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                         $11.38   $12.72   $12.03    $10.80   $13.44
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                                         +5.1%    +7.3%   +11.4%     +0.8%   +35.3%
   Net Assets, End of Period (In Millions)                                               $152     $196     $214      $229     $245
   Ratio of Expenses to Average Net Assets without Fees Paid Indirectly by Advisor       1.2%     1.2%     1.2%      1.2%     1.3%
   Ratio of Expenses to Average Net Assets                                               1.1%     1.2%     1.2%      1.2%     1.3%
   Ratio of Net Investment Loss to Average Net Assets                                   (0.4%)   (0.3%)   (0.7%)    (0.3%)   (0.3%)
   Portfolio Turnover Rate                                                             234.5%   194.0%   198.1%    970.0%   542.1%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc.
 and the Shareholders of Strong Discovery Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong Discovery Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 2, 2000